                                   EXHIBIT 24

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2000


                                            /s/ Rick L. Arquilla
                                            ----------------------------------
                                            Rick L. Arquilla

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 8, 2000


                                          /s/ James H. Devlin
                                          ----------------------------------
                                          James H. Devlin

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 8, 2000


                                         /s/ Charles H. Erhart, Jr.
                                         ------------------------------------
                                         Charles H. Erhart, Jr.

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 20, 2000


                                              /s/ Joel F. Gemunder
                                              ----------------------------------
                                              Joel F. Gemunder

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: 13, 2000


                                            /s/ Patrick P. Grace
                                            ------------------------------------
                                            Patrick P. Grace

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: 17, 2000


                                             /s/ Thomas C. Hutton
                                             ----------------------------------
                                             Thomas C. Hutton

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 9, 2000

                                          /s/ Walter L. Krebs
                                          ----------------------------------
                                          Walter L. Krebs

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: 20, 2000


                                           /s/ Sandra E. Laney
                                           ----------------------------------
                                           Sandra E. Laney

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 7, 2000


                                           /s/ Spencer S. Lee
                                           -----------------------------------
                                           Spencer S. Lee

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 8, 2000


                                           /s/ John M. Mount
                                           --------------------------------
                                           John M. Mount

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 10, 2000


                                         /s/ Timothy S. O'Toole
                                         -----------------------------------
                                         Timothy S. O'Toole

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2000


                                        /s/ Donald E. Saunders
                                        -------------------------------------
                                        Donald E. Saunders

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 8, 2000


                                         /s/ Paul C. Voet
                                         --------------------------------------
                                         Paul C. Voet

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 9, 2000


                                           /s/ George J. Walsh III
                                           -------------------------------------
                                           George J. Walsh III